                        ASSIGNMENT OF SECURITY AGREEMENT

         KNOW ALL MEN BY THESE PRESENTS:

         THAT MED-FUNDING, INC., a Florida corporation ("Assignor"), the-owner and holder of that certain Security Agreement executed by METRO DADE COMMUNITY MENTAL HEALTH CENTER, INC., a Florida corporation ("Debtor,'), bearing the date the 21st day of October, 1997, in favor of MED-FUNDING, INC. and encumbering the property described therein, in consideration of the sum of Seventy-three Thousand Five Hundred Dollars ($73,500.00) to it in hand paid by MEDLEY CREDIT ACCEPTANCE CORP., a Delaware corporation ("Assignee"), the receipt whereof is hereby acknowledged, has sold, assigned, transferred and set over and by these presents does sell, assign, transfer and set over unto the Assignee the above described Security Agreement together with the Note or obligation described therein.

         TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns forever.

         The Assignor does hereby covenant and agree with the Assignee that it is the owner of the Security Agreement described above free and clear of any of any nature and agrees to defend same against all persons whomsoever.

         IN WITNESS WHEREOF, the Assignor has hereunto set its hand and seal this 27th day of January 1998.

Signed, sealed and delivered MED-FUNDING, INC., a Florida corporation in the presence of:



_________________________                 By:__________________________________
Witness                                          Warren Freistat, President

_________________________
Witness

                                                      (Corporate Seal)

STATE OF FLORIDA
COUNTY OF DADE

         The foregoing instrument was acknowledged before me this 27th day of January, 1998, by Warren Freistat as President of MED-FUNDING, INC. a Florida corporation, on behalf of the corporation, who is personally known to me or has produced ________________________ as identification.


                                                ------------------------------
                                                Notary Public, State of Florida
                                                M Commission Expires:
                                                Commission Number:




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                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Security Agreement"), dated as of October 21, 1997, is from METRO DADE COMMUNITY MENTAL HEALTH CENTER, INC., a Florida corporation (the "Debtor"), whose mailing address is 1490 West 49th Place, Suite 315, Hialeah, Florida 33012, to MED-FUNDING, INC., a Florida corporation (the "Secured Party"), whose address is 16211 NE 18th Avenue, North Miami Beach, Florida 33162.

         In consideration of loans or advances made or to be made by the Secured Party to the Debtor, and for other value received by the Debtor, and in further consideration of other financial accommodations extended by the Secured Party to the Debtor or to other persons and guaranteed by the Debtor, the Debtor hereby grants a continuing security interest in, and assigns to the Secured Party, the Collateral to secure payment and performance of all of the Obligations of the Borrower and the Debtor to the Secured Party.

         Section 1. Definitions: Definitions in the Code apply to words and phrases in this Security Agreement and, if Code definitions conflict, definitions in Article 9 (chapter 679, Florida Statutes of the Code shall apply. In addition to terms defined in the Code or elsewhere in this Security Agreement, the following terms have the meanings indicated below, which meanings shall be equally applicable to both the singular and the plural forms of such terms:

         "Code" means the Uniform Commercial Code as in effect from time to time in the State o(pound) Florida (Chapters 671 through 680, inclusive, Florida Statutes).

         "Collateral" means and includes any and all of the following owned by the Debtor or in which the Debtor has an interest, whether now owned or existing or hereafter created or acquired and wherever located:

                  (a)      Accounts;
                  (b)      Chattel Paper;
                  (c)      Documents;
                  (d)      General Intangibles
                  (e)      Instruments and Securities;
                  (f) All cash or non-cash proceeds of any of the foregoing, including insurance proceeds and all products thereof;
                  (g) all ledger sheets, files, records, documents and instruments (including, but not limited to, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the above; and
                  (h) any and all property of the Debtor now or hereafter delivered to or left in or coming into the possession, control or custody of the Secured Party, whether expressly as collateral security or for any other purpose (including cash, stock and other securities, and all rights to subscribe for

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                           securities incident to, declared, or granted in
                           connection with such property), and property described in collateral receipts or other documents signed or furnished by the Debtor, and any and all replacements of any of the foregoing, whether or not in the possession of the Secured Party, and all deposit accounts of the Debtor (or in which the Debtor may have an interest as a joint tenant) maintained with the Secured Party or with any affiliate of the Secured Party.
                  (i) Any and all stock in the company name of Debtor, represented by Stock Certificates which shall be held in the possession of the Secured Party.

         "Credit Agreement" shall mean that certain Credit Agreement, dated as of October 21, 1997, between the Debtor and Secured Party, together with any and all renewals, modifications, amendments and replacements thereof.

         "Obligations" shall include:

                  (a) the promissory note or notes of the Debtor in the aggregate principal amount of SEVENTY FIVE THOUSAND AND No/100 DOLLARS ($75,000.00) issued from time to time under the Credit Agreement, and any and all renewals, modifications, amendments and replacements thereof, together with any and all other indebtedness, obligations and liabilities of the debtor to the Secured Party now or hereafter existing, incurred or created under the Credit Agreement;

                  (b) all other liabilities (primary, secondary, direct, contingent, sole, joint or several), due or which may be hereafter contracted or acquired, or the Debtor to the Secured Party, whether such liabilities arise in the ordinary course of business or not (including, without limitation, liabilities for overdrafts and as guarantor, indorser and surety);

                  (c) all costs incurred by the Secured Party to obtain, preserve and enforce this Security Agreement and the security interest created hereunder, collect the obligations and to maintain and preserve the Collateral, including, without limitation, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, rend storage costs and expenses of sale; and

                  (d) interest on the above amounts, as agreed between the Debtor and the Secured Party, or if no such agreement exists as to any such amounts, at the Default Rate (as defined in the Credit Agreement).

         "Receivables" shall mean all Accounts, Chattel Paper, Instruments, Documents, General Intangibles (including, without limitation, tax refunds and insurance proceeds) and any and all other obligations and indebtedness owed to the Debtor from whatever source arising and whether now existing or hereafter arising.

         "Receivables" shall also include any and all guarantees of Receivables and security therefor and any and all proceeds thereof.

         Section 2. List of Collateral. Contemporaneous with the execution hereof the Debtor has furnished to the Secured Party a listing of all of the Collateral presently owned by it; provided, however, the Secured Party shall have a security interest in any and all Collateral whether or not such Collateral is described generally or specifically on such list. The Debtor warrants and agrees that it is the owner of the Collateral free and clear of all liens and security interests except the security interest granted by this Security Agreement or as set forth on Exhibit B hereto (herein called "Permitted Encumbrances")

         Section 3. No Other Security Interests. So long as any Obligation to the Secured Party is outstanding, the Debtor will not without the prior written consent of the Secured Party grant to any third party a security interest in any of the Collateral or permit any lien or encumbrance to attach to any part of the Collateral (except for taxes not yet due and payable) or suffer or permit any levy to be made on any part of the Collateral, or permit any financing statement except that of Secured Party to be on file with respect thereto except with respect to Permitted Encumbrances. The Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein, or offer to do so or permit anything to be done to impair the value of the Collateral or the security interest.

         Section 4. Representations, Warranties and Covenants Regarding the Collateral. The Debtor represents, warrants and covenants that:

                  4.1. The Collateral (other than Collateral which is delivered to the Secured Party in order to Perfect the security interest contemplated herein) shall be kept at the address specified above or specified on Schedule I attached hereto. If any of the Collateral is located on property which is not owned by the Debtor, the debtor will, on demand of the Secured Party, reasonably make a good faith effort to obtain landlord~s waivers of liens in forms satisfactory to the Secured Party as to each such location. The Debtor will not permit any of the Collateral to be moved without the prior written consent of the Secured Party.

                  4 2. It any of the Equipment is attached to real property, the legal description for said real property is attached hereto as Exhibit A and the Debtor will, on demand of the Secured Party, reasonably make a good faith effort to furnish the Secured Party with a disclaimer or disclaimers, signed by all persons having an interest in said real estate at the time of such attachment, of any interest in the Equipment. The Debtor is the record owner of the real property where the Equipment is kept or, if the Debtor is not the record owner, the name or names of the record owner or owners is shown on Exhibit A hereto.

                  4.3. To the extent that the Collateral is of a nature which, in the ordinary course of business of a person or entity similarly situated as the Debtor, is insured or insurable, the Debtor will at all times keep such Collateral insured against loss, damage, theft, and such other risks as the Secured Party may require in such amounts (in any event, not less than the full insurable value thereof), with such insurance companies, under such policies, in such form and for such periods as shall be satisfactory to the Secured Party, and each such policy shall provide that loss thereunder and proceeds payable thereunder shall be payable to the Secured Party under standard mortgagee endorsement, if available, or, if not available, as an additional loss payee (and the Secured Party may apply any proceeds of such insurance which may be received by the Secured Party toward payment of the Obligations whether due or not due, in such order of application as the Secured Party may determine). Each such policy shall provide for ten (10) days written minimum cancellation notice to the Secured Party. Each such policy shall, if the Secured Party so requests, be deposited with the Secured Party, and the Secured Party may act as attorney for the Debtor in obtaining, adjusting, settling, and canceling such insurance and indorsing any drafts. Such policies shall provide that no act or default of the Debtor shall affect the right of the Secured Party to recover.

                  4.4. The Debtor will at all times keep the Collateral in good order and repair and will not waste or destroy the Collateral or any part thereof.

                  4.5. The Debtor warrants that no financing statement covering any Collateral or any proceeds thereof is on file in any public office, other than financing statements naming the Secured Party and financing statements filed with respect to Permitted Encumbrances. The Debtor will promptly, if requested by the Secured Party, mark its records evidencing its accounts and chattel paper in a manner satisfactory to the Secured Party so as to show the same having been assigned to the Secured Party. The Debtor authorizes the Secured Party to file financing statements with respect to the Collateral signed only by the Secured Party. The Debtor will join with The Secured Party in executing financial statements. notices, affidavits or similar instruments in forms satisfactory to the Secured Party and such other documents as The Secured Party may from time to time request, and will pay the cost of filing the same in any public office deemed advisable by the Secured Party. The Debtor will do such other acts and things, all as the Secured Party may request to maintain a valid, first perfected security interest in the Collateral (free of all other liens and claims whatsoever other than Permitted Encumbrances) to secure the payment of the obligations secured hereby. The Secured Party is hereby appointed the Debtor's attorney-in-fact to do all acts and things which the Secured Party may deem necessary to perfect and to continue the perfection of the security interest created hereby and to protect the Collateral. Without limiting the foregoing, the Debtor hereby authorizes the Secured Party following the occurrence of an Event of Default, at its option and without any obligation to do so, to transfer or register in the name of the Secured Party or its nominee or nominees all or any part of the securities that constitute a portion of the Collateral, and to do so with or without notice to the Debtor.

                  4.6. The Debtor will not use the Collateral or permit the same to be used in violation of any statute or ordinance. The Secured Party may examine and inspect the Collateral at any time, wherever located. The Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Security Agreement or other writing evidencing the Obligations, or any of them.

                  4.7. The Debtor keeps the bulk of its Inventory a address specified at the beginning of this Security Agreement and/or at the address or addresses specified on Schedule I hereto. The chief executive office where Debtor keeps its records concerning its Receivables and General Intangibles is at the address specified at the beginning of this Security Agreement unless a different address is specified on Schedule I hereto. The Debtor shall give the Secured Party written notice of each additional location at which Inventory will be kept and of any change in the chief executive office of the Debtor at which records of the Debtor pertaining to Receivables and General Intangibles are kept at least thirty (30) days prior to the location of Inventory at such address or the change of the chief executive office.

         Section 5. Special Covenants Regarding. Receivables. Until the Secured Party requests that account debtors on Receivables of the Debtor be notified of the Secured Party's security interest, the Debtor shall continue to collect them, subject to the direction and control of the Secured Party at all times. upon the event of an uncured default, any proceeds of Receivables collected by the Debtor shall not be commingled with other funds of the Debtor and shall' upon the request of the Secured Party, be immediately delivered to the Secured Party in the form received except for necessary endorsements to permit collection. The Debtor shall, at the request of the Secured Party, (a) furnish to the Secured Party a copy of the invoice applicable to each Account being assigned to the Secured Party or arising out of a contract, bearing a statement that such Account has been assigned to the Secured Party and such additional statements as the Secured Party may require, and (b) notify the account debtors of The security interest of the Secured Party in any Receivable and that payment thereof is to be made directly to the Secured Party, and the Secured Party may itself at any time, without notice to or demand upon the Debtor, so notify account debtors. The making of any such a request or the giving of any such notification shall not affect the duties of the Debtor described above with respect to proceeds of collection of Receivables received by the Debtor.

         Unless the Secured Party notifies the Debtor that it dispenses with any one or more of the following requirements, the Debtor shall (a) mark its records evidencing its Receivables in a manner satisfactory to the Secured Party so as to show the same having been assigned to the Secured Party, (b) make no change in any assigned Accounts or in any Account arising out of a contract assigned to the Secured Party and make no material change in the terms of any such contract, (c) furnish to the Secured Party all information received by the Debtor affecting the financial standing of any "Purchaser" whose Account has been assigned to the Secured Party, {d) pay the Secured Party the amount advanced against any Account assigned to the Secured Party where the goods are returned by the Purchaser, or where the contract is cancelled or terminated, and (e) immediately notify the Secured Party if any of the Debtor's contracts arise out of contracts with the United States or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by the Secured Party in order that all monies due and to become due under any such contract shall be assigned to the Secured Party

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and notice thereof given to the Government under the Federal Assignment of
Claims Act The Debtor will at any time upon the Secured Party's request deliver to the Secured Party the original documents in the Debtor's possession for any chattel paper, documents or instruments, held or owned by the Debtor. For the Purposes hereof, "Purchaser" includes the buyer of goods from the Debtor, the customer for which services have been rendered or materials furnished by the Debtor, or any party with whom the Debtor has contracted.

         Section 6. Defaults and Remedies. If any one of the following ..Events of Default.. shall occur and shall not have been remedied:

                  (a) The occurrence of any "Event of Default" under the Credit Agreement; or

                  (b) Any default by the Debtor with respect to the payment of any of the Obligations; or

                  (c) Any representation or warranty made by the debtor herein or in any certificate or report furnished by the Debtor hereunder shall prove to have been incorrect in any material respect; or

                  (d) The Debtor shall default in the performance of any agreement, covenant or obligation contained herein, then the Secured Party, may in addition to any other rights and remedies which it may have, immediately and without demand exercise any and all of the rights and remedies granted to a secured party upon default under the Code; and upon request or demand of the Secured Party, the Debtor shall at its expense assemble all or any part of the Collateral and make it available to the Secured Party at a convenient place designated by the Secured Party. The Secured Party and its agents are authorized to enter into or onto any premises where the Collateral may be located for the purpose of taking possession of such Collateral. Any notice of sale, disposition or other intended action by the secured Party, sent to the Debtor at the address specified at the beginning of this Security Agreement or at such other address of the Debtor as may from time to time be shown on the Secured Party's records, at least ten (10 days prior to such action, shall constitute reasonable notice to the Debtor. Any proceeds of any disposition of any of the Collateral may be applied by the Secured Party toward payment of such o f the Obligations and in such order of application as the Secured Party may from time to time elect.

         Section 7. Miscellaneous
 .
                  7.1. No waiver by the Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of

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the essence of this Security Agreement. The provisions of this Security
Agreement are cumulative and in addition to the provisions of any liability of the Debtor under any note, any guaranty or any other writing, and the Secured Party shall have all the benefits, rights and remedies of a secured party under this Security Agreement and any other document.

                  7.2. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all Obligations of the Debtor shall bind the successors and assigns of the Debtor.

                  7.3. This Security Agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida.

                  7.4. The Debtor shall pay on demand all expenses and expenditures of the Secured Party, including reasonable attorneys' fees and legal expenses, incurred or paid by the Secured Party in protecting, enforcing or exercising its security interest, rights or remedies created by, connected with or provided in this Security Agreement or performance pursuant to this Security Agreement.

                  7.5. At its option, the Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. The Debtor agrees to reimburse the Secured Party on demand for any payment made, or any expense incurred, by the Secured Party, pursuant to the foregoing authorization. Except as otherwise expressly provided in this Security Agreement, until default, the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement and not inconsistent with any policy of insurance thereon.

                  7.6. The Secured Party shall have no duty of care with respect to the Collateral except that is shall exercise reasonable care with respect to the Collateral in its custody The Secured Party shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which the Secured Party accords its own property, or if the Secured Party takes such action with respect to the Collateral shall request in writing, but no failure to comply with any such request nor any omission to do any such act requested by the Debtor shall be deemed a failure to exercise reasonable care, nor shall the Secured Party's failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in the Secured Party's custody.

                  7.7. If any of the provisions of this Security Agreement shall contravene or be held invalid under the laws of any jurisdiction, the Security Agreement shall be construed as if not containing such provision and the remainder of this Security Agreement shall be construed and enforced accordingly.

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                  7.8. The Secured Party's rights under the Credit Agreement and the Loan Documents (as defined in the Credit Agreement) are cumulative. Without limiting the generality of the foregoing, the Secured Party may enforce its rights hereunder in all or part of the Collateral or in any other security in the order selected by Secured Party.

                  7.9 In the event the Borrower (i) files with any bankruptcy court of competent jurisdiction or is the subject of any petition under Title Eleven of the U.S. Code, as amended, (ii) is the subject of any order for relief issued under such Title Eleven of the U.S. Code, as amended, (ii) files or is the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under and present or future federal or state act or law relating to debtors, (iv) have sought or acquiesces in the appointment of any trustee, receiver, conservator or liquidator, (v) is the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, the Secured Party will thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title Eleven of the U.S. Code, as amended or otherwise, on or against the exercise of the rights and remedies otherwise available to the Secured Party as provided in the Credit Agreement and the other Loan n at law, in equity or otherwise.

                  7.10. THE DEBTOR HEREBY, AND THE SECURED PARTY BY ITS ACCEPTANCE OF THIS SECURITY AGREEMENT, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY TN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER YER8AL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ACCEPTING THIS SECURITY AGREEMENT.

         IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first written above.

                                     DEBTOR:

                                     METRO DADE COMMUNITY MENTAL
                                     HEALTH CENTER, INC., a Florida corporation



_______________________              BY:___________________________________
                                         Fabian Diaz, President

________________________             Corporate Seal


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